Supplement dated March 16, 2012

To the Prospectus dated May 1, 2011, for

NYLIAC CorpExec Variable Universal Life II-V

NYLIAC CorpExec Variable Universal Life VI

NYLIAC CorpExec Accumulator Variable Universal Life

Investing in

NYLIAC Corporate Sponsored Variable Universal Life Separate Account - I

This supplement amends the prospectus (the “Prospectus”) for the New York Life variable life insurance policies listed above issued by New York Life Insurance and Annuity Corporation (“NYLIAC”). You should read this supplement carefully and retain this supplement for future reference together with the Prospectus. This supplement is not valid unless it is read in conjunction with the Prospectus. All capitalized terms used but not defined herein have the same meaning as those included in the Prospectus.

Effective May 1, 2012, the AllianceBernstein® VPS International Value Portfolio (the “Portfolio”) will be closed to all premium payment allocations and to transfers from other Investment Divisions or the Fixed Account, including those made in connection with our Automatic Asset Reallocation or Dollar Cost Averaging services. Accumulations in the Portfolio under a policy as of April 30 will not be affected by the closing of the Portfolio. Those accumulations will remain in the Portfolio until transferred to another Investment Division or to the Fixed Account (subject to applicable limitations on such transfers) or surrendered or withdrawn.

New York Life Insurance and Annuity Corporation

(A Delaware Corporation)

51 Madison Avenue

New York, New York 10010